UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 26, 2019

RTI SURGICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (386) 418-8888

not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

2019 Salaries and Bonus Targets. On February 26, 2019, the Compensation Committee of the Board of Directors of RTI Surgical, Inc. (the “Company”) approved 2019 salaries and a bonus plan for the payment of cash bonuses based on the Company’s expected operating results for the 2019 calendar year (the “2019 Bonus Plan”). The 2019 Bonus Plan sets target bonus amounts and performance criteria for executive officers. The performance criteria for Messrs. Farhat, Singer, Varela, and Louw include: (i) total corporate revenues; (ii) adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”); and (iii) adjusted free cash flow. The performance criteria for Mr. Visa include: (i) total corporate revenues; (ii) Adjusted EBITDA; (iii) adjusted free cash flow; (iv) franchise revenue; and (v) franchise contribution margin. As in the past, the Compensation Committee retains discretion to take other factors into account when determining bonuses. The Compensation Committee also retains the discretion to award no bonuses even if performance criteria are met or to increase or lower such bonuses, based upon other factors.

The table below sets forth the 2019 salaries and bonus targets (expressed as a percentage of salary) for the Company’s chief executive officer, principal financial officer and three most highly compensated named executive officers, other than the chief executive officer and principal financial officer, who are currently employed by the Company and listed as named executive officers in the Company’s proxy statement filed with the Securities and Exchange Commission on March 26, 2018:

Name	Office	2019 Salary	Bonus Target	Bonus Criteria
Camille I. Farhat	President and Chief Executive Officer	$673,672	110%	Total Corporate Revenues	40%
				Adjusted EBITDA	30%
				Adjusted Free Cash Flow	30%
Jonathon M. Singer	Chief Financial and Administrative Officer, Corporate Secretary	$468,000	65%	Total Corporate Revenues	40%
				Adjusted EBITDA	30%
				Adjusted Free Cash Flow	30%
John N. Varela	Executive Vice President Global Operations	$354,502	50%	Total Corporate Revenues	40%
				Adjusted EBITDA	30%
				Adjusted Free Cash Flow	30%
Olivier M. Visa	Vice President, OEM, Sports and Donor Services	$318,000	40%	Total Corporate Revenues	28%
				Adjusted EBITDA	21%
				Adjusted Free Cash Flow	21%
				Franchise Revenues	18%
				Franchise Contribution Margin	12%
Johannes W. Louw	Vice President of Financial Planning & Analysis	$245,068	40%	Total Corporate Revenues	40%
				Adjusted EBITDA	30%
				Adjusted Free Cash Flow	30%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL, INC.

Date: March 4, 2019	By:	/s/ Jonathon M. Singer
	Name:	Jonathon M. Singer
	Title:	Chief Financial and Administrative Officer, Corporate Secretary